AIM ImmunoTech



NYSE American: AIM
aimimmuno.com

Long COVID Presentation

Q3 2023

Forward Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. Some of the world's largest pharmaceutical companies and medical institutions are working on a treatment for COVID-19. Even if Ampligen® proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines, and some treatments, are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen® in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

CDC Statistics on Post-COVID Conditions*

For all U.S. adults, the data show:

Overall, 1 in 13 adults in the U.S. (7.5%) have "long COVID" symptoms, defined as symptoms lasting three or more months after first contracting the virus, and that they didn't have prior to their COVID-19 infection.

Older adults are less likely to have long COVID than younger adults. Nearly three times as many adults ages 50-59 currently have long COVID than those age 80 and older.

Women are more likely than men to currently have long COVID (9.4% vs. 5.5%).

Nearly 9% of Hispanic adults currently have long COVID, higher than non-Hispanic White (7.5%) and Black (6.8%) adults, and over twice the percentage of non-Hispanic Asian adults (3.7%).

* https://www.cdc.gov/nchs/pressroom/nchs_press_releases/2022/20220622.htm, data as of June 2022

Economic Impact of Long COVID

The U.S. government estimated in late 2022 that long COVID was keeping roughly 1 million people out of the workforce at any given time — costing about $50 billion a year in lost salaries.[1]

Before the pandemic, 1.5 million Americans had ME/CFS, costing $36 billion to $51 billion annually in treatment and lost productivity, researchers at DePaul University estimated in 2022. They forecast that COVID could raise the prevalence to between 5 million and 9 million, driving those costs as high as $362 billion.[2]

1 https://www.hhs.gov/about/news/2022/11/21/hhs-releases-long-covid-report-providing-insights-and-opportunities-support.html
2 https://www.researchgate.net/publication/359883911_Updated_MECFS_prevalence_estimates_reflecting_post-COVID_increases_and_associated_economic_costs_and_funding_implications

AIM ImmunoTech

Long COVID Market Potential

The medical costs for treating long COVID have not been estimated, but costs have been estimated for similar conditions. If treatment of long COVID is similar to treatment of ME/CFS, these estimated costs could be about $9,000 per person annually.[1]

In an October 2020 analysis, JAMA estimated the then-nascent COVID-19 pandemic might result in $2.6 trillion of cost as a result of long COVID. According to Jama, **"Unfortunately, our estimate seems very much on target."**[1]

While the PCC market cap is hard to estimate, according to InsightAce Analytic, the COVID-19 therapeutic market as a whole is expected to increase from $5.26 Billion in 2020 to $25.6 Billion by 2030 (CAGR 10.7%).[2]

1. https://jamanetwork.com/journals/jama-health-forum/fullarticle/2792505#
2. https://www.prnewswire.com/news-releases/global-covid-19-therapeutics-market-size-now-expected-to-exceed-25-billion-in-2030-301419350.html

Proposed Mechanisms of Post-COVID Conditions


Immune dysregulation
Persistent infection
Viral replication
Reactivation
Immune dysregulation, with or without reactivation of underlying pathogens, including herpesviruses such as EBV and HHV-6
Microbiota dysbiosis
Impacts of SARS-CoV-2 on the microbiota and virome (including SARS-CoV-2 persistence)
Autoimmunity and immune priming
Autoimmunity and primed immune cells from molecular mimicry
Blood clotting and endothelial abnormalities
Microvascular blood clotting with endothelial dysfunction
Dysfunctional neurological signalling
Dysfunctional signalling in the brainstem and/or vagus nerve

Figure adapted from: https://doi.org/10.1038/s41579-022-00846-2

Ampligen®'s Broadly Applicable Antiviral Activity

Virus Genome (Virus)	Model	Reference
Double-Stranded DNA		
1. Herpes Simplex Type 2	Guinea pig, in vivo protection	47
2. Herpes Simplex Type 2	Mouse, in vivo protection	40
3. Herpes Simplex Type 2	Mouse, in vivo Protection	48
4. Hepatitis B	Duck, in vivo protection	49,50
5. Cytomegalovirus, strain AD 169	Human fibroblast, in vitro protection	51
6. Human Herpes Virus Type 6 (HHV-6)	HHV-6 infected cells in vitro	52
7. Human Herpes Virus Type 6 (HHV-6)	HHV-6 infected patient blood cells	53,54
8. Vaccinia Virus	Mouse, in vivo protection	55
Single-Stranded (+) RNA		
9. Banzi Virus	Mouse, in vivo protection	40
10. Venezuelan Equine Encephalitis Virus	Mouse, in vivo protection	40,56,57
11. Western Equine Encephalitis	Hamster, in vivo protection	58
12. Western Equine Encephalitis	Mouse, in vivo protection	59
13. Semliki Forest Virus	Mouse, in vivo protection	48,60,61
14. Banzi Virus	Mouse, in vivo protection	48,61
15. Mouse Hepatitis Virus Type 3	Mouse, in vivo protection	62
16. Encephalomyocarditis Virus	Mouse, in vivo protection	63
17. SARS-CoV-1 (coronavirus)	Mouse, in vivo and in vitro protection	64,65
18. SARS-CoV-1 (coronavirus)	Mouse, in vivo, decrease in virus lung titers	66
19. SARS-CoV-2 (coronavirus)	Human tracheal/bronchial epithelial cells, in vitro protection	67
20. Flavivirus (Modoc) Encephalitis	Mouse, in vivo protection	68
21. Enterovirus (coxsackie B3) Myocarditis	Mouse, in vivo protection	69
22. West Nile Virus	Mouse, in vivo protection	70

Virus Genome (Virus)	Model	Reference
Single-Stranded (-) RNA		
23. Influenza, Avian H5N1	Cynomolgus macaque; in vivo protection vaccine adjuvant	71
24. Influenza, Avian H5N1	A/Duck/H5N1 infected MDCK cells; in vitro protection	72
25. Influenza, Avian H5N1	Mouse, in vivo protection, vaccine adjuvant	73
26. Influenza, Avian H5N1	Mouse, in vivo protection	72
27. Punta Toro Bunyavirus	Mouse, in vivo protection	74,75
28. Phlebovirus	Mouse and Hamster, in vivo protection	76
29. Caraparu Bunyavirus	Mouse, in vivo protection	48
30. Vesicular Stomatitis Virus	Human fibroblasts, in vitro protection	60
31. Nipah Virus	Hamster, in vivo and in vitro protection	77
32. Ebola Virus (Zaire)	Hela cells, EC50=4 µg/ml	78
33. Ebola Virus (mouse adapted)	Mouse, in vivo protection, 100% survival at 6 mg/kg ($p<0.001$)	78
Retroviruses		
34. HIV IIIB	T cell clones and PBMC, in vitro protection	79
35. HIV IIIB, LAV	T lymphoblastoid cell lines (CEM/MT2), in vitro protection	80
36. HIV, genomic strains	T (H9,MT-2) and monocyte/macroΦ cell (U937), in vitro protection	81
37. HIV IIIB	T cell (H9), in vitro protection/synergy with HAART	82
38. HIV	HIV infected patient blood cells	83,84
39. HIV	Randomized clinical trial of HIV infected patients, increased time to progression to AIDS	85
40. Baboon Type C/endogenous	Human AV3-M7 cells, chronically infected	86
Production of Antiviral Molecules		
41. Antiviral Molecules	Mouse brain, parenteral injection protection	87

See Slide 25 "References"

AIM ImmunoTech

Ampligen as a Potential Treatment of SARS-CoV-2

- Potentially broad-spectrum immune system response against SARS-CoV-2 (COVID-19)
- Uniquely targets TLR3 without activation of the inflammatory cytosolic helicases
- Based upon Ampligen's mechanism of action, it has the potential to be efficacious against all COVID-19 variants, both known and unknown
- Demonstrated complete protection (100% survival) against SARS-CoV-1, Ebola virus disease, and Western Equine Encephalitis virus in preclinical studies

Ampligen Demonstrated 100% Survival in SARS-CoV Infected Mice



Percent survival
100
90
80
70
60
50
40
30
20
10
0
0
2
4
6
8
10
12
14
Post Virus Exposure
Cremaphor control
PSS Control
Ribavirin (75 mg/kg/day)
Ampligen (10 mg/kg/day: P<0.001 vs. PSS control)
Urtica doica lectin (5mg/kg/day)
Protease Inhibitor (30 mg/kg/day)

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature

Immunological Activity	Reference(s)*
Only TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the TME	Theodoraki, et al. (2018)
Increases Natural Killer (NK) cell activity	Zarling, et al. (1980)
Phase I/II colorectal cancer trial of Ampligen plus rIFNα-2b and celecoxib showed increase ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increase ratio of CTL/Treg markers	Kalinski, et al. (2016)
Induces epitope spreading and cross-reactive IgA antibody formation in humans	Overton, et al. (2014)
Induces dendritic cell maturation: Enhances bioactivity of cancer immunotherapy	Nicodemus, et al. (2010)
↑ Teff-attracting chemokine (CXCL10) in the tumor microenvironment (TME)	Theodoraki, et al. (2018); Kalinski Unpub. Data

* Full reference citations available upon request

AIM ImmunoTech

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature *– cont'd*

Immunological Activity	Reference(s)*
Promotes optimal dendritic cell maturation and Th1-type responses of healthy donors and cancer patients	Navabi, et al. (2009)
Induces epitope spreading and cross-protective immunity in mice	Ichinohe, et al. (2007)
Increases Delayed Type Hypersensitivity (DTH) response in HIV disease	Thompson, et al. (1996)
Increases LAK cytotoxicity	Hubbell, et al. (1992b)
Increases antitumor immune mechanisms and survival in animal models of renal cell carcinoma and melanoma	Hubbell, et al. (1992a); Hubbell, et al. (1990)
Induction of macrophage tumoricidal activity	Pinto, et al. (1988)

* Full reference citations available upon request

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation

Increased IL-12, HLA Class 1 and II, CD83, CD86, CD40, CCR7



Isotype
Class I
CD83
CCR7
Events
FL2-H
FL1-H

Human monocyte-derived DC generated from a healthy donor were treated with poly(I:C_{12}U) in vitro (100 µg/ml) for 48 h.



(a)
IL-12p70 pg/ml
Poly(IC_{12}U) µg/ml
10
20
50
80
300
(b)
Untreated
Poly IC
Poly(IC_{12}U)
4h
19h
27h
48h
Time of incubation

Ampligen stimulates IL-12p70 production by DC in a dose dependent (a) and sustained manner (b)



CD14
CD86
Class II
CD40
0.15%
93%
96%
51%
Isotype
Antibody

Phenotypic maturation of DC treated with poly(I:C_{12}U): Immature monocyte-derived DC on day 5 of culture, were incubated with 100 µg/ml poly(I:C_{12}U) for 2 days.



(a)
PBMC + DCE7 + poly(IC_{12}U)
PBMC + DCE7
Unstimulated PBMC
% Cytotoxicity
Effector : target ratio
(b)
PBMC + DC Tumour lysate + poly(IC_{12}U)
PBMC + DC Tumour lysate
Unstimulated PBMC
% Cytotoxicity
Effector : target ratio

Poly(I:C_{12}U)-treated DC are powerful inducers of cytotoxic T cells. (a). HLA-A*0201-restricted HPV-16 E7 peptide-specific CTL were generated from the PBMC of a healthy volunteer by culturing T cells with peptide-pulsed day 5 DC in the presence of poly(IC_{12}U) (triangles) or absence of the poly(I:C_{12}U)(circles) or in the absence of DC and peptide (squares) for 7 days following two weeks of expansion. E7 peptide pulsed autologous BLCL were used as targets in a standard Cr^{51}-release assay. (b). CTL were generated as above with Caski cell lysate (protein = 100 µg/ml) as antigen. Cytotoxicity was measured against Cr^{51}-labelled Caski tumour cells.

https://doi.org/10.1016/j.vaccine.2008.10.024

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation


TNF-α/IFN-α
PolyIC12U
pg/mL
100000
10000
1000
100
10
1
***
*
IL-4
IL-6
IL-10
IL-12 (p70)
IFN-γ
MCP-1
MIP-1α
TNF-α

Above: Supernatants from dendritic cell cultures that were matured with polyI:C_{12}U (25 µg/mL) or TNF-α/IFN-α were assayed for a panel of cytokines by Multiplex assay. * p < .05; *** P<=.01.

Right: Three rounds of in vitro sensitization to potentiate CD4 and CD8 T cells in response to CA125 or CA125 immune complex was evaluated by flow cytometry. polyI:C_{12}U (25 µg/mL) or tumor necrosis factor-α (*TNF-α*)/interferon-α (*IFN-α*) was used in each maturation round. The *hatched bars* in each antigen condition in the figure represent the addition of polyI:C_{12}U (25 µg/mL) and peripheral blood mononuclear cells (T-cell depleted) to the final lymphocyte culture 12-24 hours before the intracellular cytokine procedure.


CD4
TNF-α/IFN-α
PolyIC12U
PolyIC12U + PBMC
% CD4+IFN-γ+ T cells
30
25
20
15
10
5
CD8
% CD8+IFN-γ+ T cells
10
8
6
4
2
0
0 µg/mL
50 µg/mL
500 µg/mL
5000 µg/mL
CA125
CA125+B43.13
(5 µg/mL)

https://doi.org/10.1016/j.ajog.2009.12.001

Ampligen Increases NK and Mϕ Activity


NK Activity
% Lysis YAC-1 target
70
60
50
40
30
20
10
0
*
*
*
*
0
1
2
4
8
Ampligen (mg/kg)


Mϕ Antitumor Activity
% Lysis LL target
70
60
50
40
30
20
10
0
*
*
*
0
1
2
4
8
Ampligen (mg/kg)

Dose - response effect of Ampligen on splenic NK activity and peritoneal Mϕ antitumor activity.* $p < 0.05$

https://doi.org/10.1016/0192-0561(88)90050-1

Post-COVID Symptoms Share Similarities to ME/CFS

Understanding ME/CFS and Long COVID as Post-Viral Conditions

By Susan Carr, Senior Writer

ME/CFS and Long COVID share similar symptoms and biological abnormalities: road map to the literature

Anthony L. Komaroff[1*] and W. Ian Lipkin[2]

NIH U.S. National Library of Medicine

ClinicalTrials.gov

Find Studies ▾ About Studies ▾ Submit Studies ▾ Resources ▾ About Site

Home > Search Results > Study Record Detail

Comparison of ME/CFS and Long COVID-19 Patients

ClinicalTrials.gov Identifier: NCT04806620

Reumatol Clin. 2022 Dec;18(10):626-628. doi: 10.1016/j.reuma.2022.05.003. Epub 2022 Jun 6.

Long COVID-19 and myalgic encephalomyelitis/chronic fatigue syndrome: Similarities and differences of two peas in a pod

Rami Qanneta[1]

Work. 2023;74(4):1179-1186. doi: 10.3233/WOR-220581.

Post-exertional malaise among people with long COVID compared to myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS)

Suzanne D Vernon[1], Megan Hartle[2], Karen Sullivan[1], Jennifer Bell[1], Saeed Abbaszadeh[1], Derya Unutmaz[3] [4], Lucinda Bateman[1]

Perspective > CDC Expert Commentary

COMMENTARY

ME/CFS and Long COVID: Q&A With the CDC's Dr Jennifer Cope

Jennifer Cope, MD, MPH

DISCLOSURES | November 17, 2022

AIM ImmunoTech

Viral Link to ME/CFS

CFS usually begins with the infection by microorganisms or an immunological disorder [1]

Viral studies showed increased prevalence of 2 herpesviruses (HHV-6 and Epstein-Barr virus) in the CFS subjects compared to healthy subjects [2-4]

IgM antibodies to human herpesvirus 6 early antigen (p41/38) was found in patients with CFS [5]

Ampligen inhibits human herpesvirus-6 *in vitro* [6]

See Slide 25 "References"

Ampligen Clinical Efficacy in ME/CFS

Frequency Distribution of Percent Change from Mean Baseline Exercise Treadmill Duration at Week 40 (intent-to-treat population)

Improvement from mean baseline exercise treadmill duration	Ampligen® (N=100)	Placebo (N=108)	p-Value[1]
Baseline, sec	576	588	-
At least 25%, n(%)	39(39)	25(23)	0.016
At least 50%, (%)	26(26)	15(14)	0.0360

The proportions of subjects in the ITT population with changes from mean baseline Exercise Tolerance Treadmill (ETT) duration at Week 40 of at least 25% and of at least 50% were 1.7-and 1.9-fold greater for subjects randomized to Ampligen® than placebo, 39% versus 23% and 26% versus 14%, respectively ($p \leq 0.036$).

ME/CFS patients treated 2x weekly with 400 mg I.V. infusion of Ampligen showed statistically significant improvements in patient exercise duration and global performance status (KPS) compared to placebo.

Summary of Median and Median Changes in Karnofsky Performance Status (KPS) Scores from Baseline to Weeks 4, 8, 16, 20, and 24 (intent-to-treat population)

	Ampligen® 400 mg (N = 45)		Placebo (N = 47)	
Time	Median	Median Change	Median	Median Change
Baseline				
Median	50.0		50.0	
Week 4				
Median	50.0	0.0	50.0	0.0
p-value[a]	0.74	0.557		
Week 8				
Median	60.0	0.0	50.0	0.0
p-value[a]	0.278	0.199		
Week 12				
Median	60.0	0.0	50.0	0.0
p-value[a]	0.139	0.325		
Week 16				
Median	60.0	10.0	50.0	0.0
p-value[a]	0.023	0.013		
Week 20				
Median	60.0	10.0	50.0	0.0
p-value[a]	0.011	0.015		
Week 24				
Median	60.0	10.0	50.0	0.0
p-value[a]	0.014	0.016		

a. Wilcoxon-Mann-Whitney Test, 2-sided comparing Ampligen® vs. Placebo groups

The Ampligen treatment produced significant increases in the ability to exercise during a standardized treadmill test ($p=0.01$) as well as perform activities of daily living over the 24-week treatment period ($p<0.03$).

Ampligen Clinical Efficacy in ME/CFS

ME/CFS Patients Treated 2x Weekly with 400 mg I.V. Infusion of Ampligen Showed Statistically Significant Improvements in Cognition (SCL-90-R) Over Placebo

Summary of Means and Mean Changes in Symptoms Checklist 90 Revised Cognitive Deficit (SCL-90-R CD) Subscale Scores from Baseline to Week 24 of Treatment (ITT Population)

	Ampligen 400 mg (N = 45)		Placebo (N = 47)		p-Value
Time	Mean	Mean Change[a]	Mean	Mean Change[a]	
Baseline					
n	43		44		
Mean	2.54		2.52		0.863[b]
Week 24					
n	43		44		
Mean		-0.72 [d]		-0.40 [e]	0.036[c]

a. Mean Change: adjusted by least square means
b. Student's t-test.
c. An ANCOVA with baseline as covariate.
d. A decrease in the cognitive deficit (CD) indicates an improvement in cognition.
e. An increase in the cognitive deficit (CD) indicates a worsening in cognition.

Abbreviations: ANCOVA = analysis of covariance, SCL-90-R CD = Symptoms Checklist 90 Revised Cognitive Deficit.

Ampligen as a Potential Treatment of Post-COVID Condition of Fatigue

Reduction in fatigue observed in the first patients provide preliminary evidence of Ampligen's effect in Post-COVID condition of fatigue.

Preliminary data out of the Hunter-Hopkins center for 4 patients treated for long COVID. Data indicates improvements in exercise ability, overall fatigue levels, and post-exertional malaise.

	Patient 1			Patient 2			Patient 3			Patient 4		
	BSL	Wk 6	Wk 12	BSL	Wk 6	Wk 12	BSL	Wk 6	Wk 12	BSL	Wk 6	Wk 12
Inability to Exercise or Be Active	10.0	10.0	7.0	8.0	5.0	4.0	10.0	8.0	7.0	9.0	7.0	8.0
Fatigue	9.5	8.0	6.0	6.0	3.0	3.0	9.0	8.0	7.0	8.0	7.0	7.0
Post Exertional Malaise (Tiredness the Day After Exercise)	7.5	ND	2.0	6.0	ND	1.0	8.0	ND	5.0	8.0	ND	9.0



Patient Questionnaire Score
15
10
5
0
Baseline
Week 12
Inability to Exercise
Fatigue
PEM

- Wilcoxon matched-pairs signed rank test measuring changes in total improvement (combining exercise ability, fatigue, and post-exertional malaise) at week 12 compared to baseline: p=0.002
- BSL = baseline; Baseline is mean of 2 baseline values
- ND=Not done; Post exertional malaise was not collected at week 6
- Severity Scores: 1-3= Mild, 4-6= Moderate, 7-8= Severe, 9-10= Very Severe

Ampligen as a Potential Treatment of Post-COVID Cognitive Dysfunction

Preliminary Data: Post-COVID Cognitive Dysfunction



Cognitive Dysfunction
Baseline
Week 24
Patient Questionnaire Score
Difficulty Focusing
Memory Problems
Impaired Concentration

Patient Questionnaire asked: "Please mark on the scale the degree that the symptom has affected you in the past 7 days. If the symptom varies day-to-day, mark an average severity."

- Difficulty concentrating or focusing
- Memory problems
- Impaired memory or concentration

Preliminary data out of the Hunter-Hopkins center for 4 patients treated for long COVID. Data indicates improvements in measures of cognitive function.

Ampligen as a Potential Treatment of Post-COVID Chronic Fatigue-Like Conditions

'Long Haulers' Shares Extremely Similar Characteristics to ME/CFS


Fatigue
Brain Fog
Sleep Disorder
Joint Pain

Phase 2 Study	**COVID-Induced Chronic Fatigue Syndrome (Post-COVID Conditions or 'Long Haulers')**
Status	**Open and Treating Patients**
Number of Subjects	**Up to 80**
Study Drug	**Ampligen**
Primary Endpoint	**PROMIS® Fatigue Score**
Secondary Endpoint	**6-minute walk test; Patient Reported Outcomes**

Overview of Ampligen's Safety Profile

Administered by intravenous (IV) infusion over 30 to 60 minutes

Generally well-tolerated with >100,000 doses administered

Extensive exposure to drug (>600 patient treatment years), including two placebo-controlled pivotal studies

Favorable safety profile overall and specifically for the QT Interval, Autoimmunity, Hospitalization for Depression/Suicide Attempt, and Cancer

Most frequent adverse event is a flu-like syndrome consisting of headache, chills, fever, flushing, and myalgia

Ampligen is approved in Argentina for severe CFS

No Significant Difference[1] Between Ampligen and Placebo Groups in Relationship of SAEs to Study Drug


All CFS Studies[2]
Ampligen Group
Placebo Group
1=None
2=Remote
3=Possible
4=Probable
5=Definite
7.7%
Percent of Patients with SAEs
8.6%

[1] Fisher's Exact Test, p=0.74
[2] Studies 501, 502, 502T, 502E, 504, 509, 511 (at last safety cut-off), 516, and 516C/E

Safety Findings from Two Well-Controlled Pivotal Studies (AMP502 and AMP516)

No evidence of new autoimmune disease

No evidence for induction of autoantibodies

No increase of treatment emergent depression or suicide attempts

No increase incidence of cancer

5.6 % increase in SGOT (AST) or SGPT (ALT) >3 times ULN was managed by dose reductions and did not result in any study discontinuations

No increase in Serious Adverse Events (SAEs)

No increase in QT Interval

No deaths

Wrap-up

Ampligen is AIM ImmunoTech's broad-spectrum antiviral and immunomodulator

Ampligen has an established, generally well tolerated clinical safety profile

Ampligen's pre-clinical and clinical data in ME/CFS strongly suggest the drug has the potential to be an effective therapeutic for post-COVID-19 conditions

References

1. Chu L, Valencia IJ, Garvert DW, Montoya JG. Onset Patterns and Course of Myalgic Encephalomyelitis/Chronic Fatigue Syndrome. Front Pediatr. 2019 Feb 5;7:12. doi: 10.3389/fped.2019.00012. PMID: 30805319; PMCID: PMC6370741.

2. Yalcin S, Kuratsune H, Yamaguchi K, Kitani T, Yamanishi K. Prevalence of human herpesvirus 6 variants A and B in patients with chronic fatigue syndrome. Microbiol Immunol. 1994;38(7):587-90. doi: 10.1111/j.1348-0421.1994.tb01827.x. PMID: 7968694.

3. Schreiner P, Harrer T, Scheibenbogen C, Lamer S, Schlosser A, Naviaux RK, Prusty BK. Human Herpesvirus-6 Reactivation, Mitochondrial Fragmentation, and the Coordination of Antiviral and Metabolic Phenotypes in Myalgic Encephalomyelitis/Chronic Fatigue Syndrome. Immunohorizons. 2020 Apr 23;4(4):201-215. doi: 10.4049/immunohorizons.2000006. PMID: 32327453.

4. Ruiz-Pablos M, Paiva B, Montero-Mateo R, Garcia N, Zabaleta A. Epstein-Barr Virus and the Origin of Myalgic Encephalomyelitis or Chronic Fatigue Syndrome. Front Immunol. 2021 Nov 15;12:656797. doi: 10.3389/fimmu.2021.656797. PMID: 34867935; PMCID: PMC8634673.

5. Patnaik M, Komaroff AL, Conley E, Ojo-Amaize EA, Peter JB. Prevalence of IgM antibodies to human herpesvirus 6 early antigen (p41/38) in patients with chronic fatigue syndrome. J Infect Dis. 1995 Nov;172(5):1364-7. doi: 10.1093/infdis/172.5.1364.

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